MANAGEMENT AND ACQUISITION AGREEMENT
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     THIS  MANAGEMENT AND  ACQUISITION  AGREEMENT is made and entered into as of this 2nd day of February 2004 (the "Effective Date") by and between PACER HEALTH MANAGEMENT CORPORATION, a Louisiana corporation (the "Manager") and CAMELOT SPECIALTY HOSPITAL OF CAMERON, L.L.C. ("Camelot").

                                   WITNESSETH:

     WHEREAS, prior to September 28, 2000, the Lower Cameron Hospital Service District d/b/a South Cameron Memorial Hospital (the "District") operated an acute care hospital known as South Cameron Memorial Hospital, licensed to provide 34 acute care hospital beds in its main campus in Creole, Louisiana (the "Main Campus"), licensed to operate 15 psychiatric beds on its remote campus in Lake Charles, Louisiana, known as Calcasieu Oaks Geriatric Psychiatric Unit (the "Lake Charles Campus") and an outpatient clinic in Cameron, Louisiana, known as the Cameron Rural Health Clinic (the "Cameron Campus") (the Main Campus, Lakes Charles Campus and Cameron Campus are collectively referred to as the "Hospital"); and

     WHEREAS, effective September 28, 2000, the District leased the Hospital to Camelot pursuant to that certain Cooperative Endeavor Lease Agreement and Assignment of Third Party Lease dated March 28, 2000, as amended (the "Lease"); and

     WHEREAS, pursuant to the Lease, Camelot now operates the Main Campus (currently operating 25 beds), the Lake Charles Campus (currently operating 24 beds) and the Cameron Campus; and

     WHEREAS, Camelot has encountered certain financial difficulties in its operation of the Hospital, and is contemplating the potential sale and assignment of certain of its assets, including, without limitation, the Lease, to the Manager; and

     WHEREAS, in the interim and prior to such potential sale and assignment, Camelot desires to enlist the services of Manager to manage and operate the Hospital; and

     WHEREAS, Camelot desires to formalize its relationship with Manager through the execution of this Agreement, wherein the Manager will provide administrative, operational and management services for the compensation hereinafter specified; and

     NOW, THEREFORE, in consideration of the premises and the mutual representations, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Manager and Camelot do hereby represent, covenant, promise and agree as follows:

     1. RECITALS. The above recitals are true and correct and are incorporated into this Agreement by this reference.

     2. APPOINTMENT. Camelot hereby engages Manager to conduct, supervise and manage the day-to-day operations of the Hospital, all as more fully hereinafter

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set forth, and Manager agrees and hereby does accept such engagement pursuant to the terms and conditions hereinafter stated.

     3. MANAGEMENT SERVICES. In connection with its appointment, as provided for in this Agreement, Manager shall, as Camelot's representative and at the expense of the Hospital, perform the services set forth in this Section 3, consistent with the budget prepared and modified, from time to time, by Manager, and approved by the Board (as defined in Section 4(a)) of the Hospital.

          (a) HOSPITAL CHARGES. Manager shall establish, maintain, revise and administer the overall charge structure of the Hospital.

          (b) CONTRACTS. Manager shall negotiate service and such other contracts reasonably necessary or desirable in connection with the Hospital operation in the usual course of business and will execute, in Camelot's name, all provider agreements necessary and appropriate to obtain and maintain the Hospital's status as a reimbursable provider of services under the Medicare program, the Medicaid program, other applicable federal or state health benefit programs, and third party payors, including, without limitation, prepaid health plans, health maintenance organizations and other managed care plans ("Health Plans").

          (c) BILLING AND COLLECTION OF ACCOUNTS. Manager shall be responsible for billing for services and materials furnished by the Hospital and for the collection of accounts and monies owed to the Hospital, including the responsibility to enforce the rights of the Hospital as creditor under any contract or in connection with the rendering of any services. Notwithstanding the foregoing, Manager shall not acquire any ownership or control over, and this Agreement shall not be interpreted or construed to grant the Manager any ownership or control over, the accounts receivable existing as of the Effective Date or any of the proceeds therefom, and such accounts receivable and any proceeds therefrom shall be the property of Camelot and the Hospital, and Camelot and Hospital shall retain sole control (including, without limitation, the allocation and use of such monies) over said accounts receivable and any proceeds therefrom.

          (d) PAYMENT OF ACCOUNTS AND INDEBTEDNESS. Manager shall be responsible for the payment of payroll, trade accounts, amounts due on short and long-term indebtedness, current taxes and all other ordinary and customary obligations of the Hospital arising from or relating to services of the Hospital after the Effective Date; provided, however, that Manager shall have no liability for such payments to the extent the aggregate amount of said payments exceeds the revenues of the Hospital on hand and derived from the services of the Hospital after the Effective Date. Manager's responsibility under this paragraph shall be limited to the exercise of reasonable diligence and care to apply the funds collected in the operation of the Hospital to its obligations in a timely and prudent manner, and Manager shall have no separate liability with respect to any obligations of the Hospital or Manager, including, without limitation, the obligation to fund any deficiencies or loan funds to Camelot or the Hospital to cover their respective financial obligations. In addition to and without limiting the foregoing, Manager shall not have any responsibility for the payment of any obligations or liabilities of the Hospital existing as of the Effective Date, including, without limitation, any payroll, trade accounts, amounts due on short and long-term indebtedness, tax liabilities, Medicare or Medicaid liabilities or obligations to any other applicable federal or state health benefit programs, as such obligations shall remain the sole

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responsibility of Camelot, and Camelot shall be exclusively  responsible for the negotiation, payment and/or compromise of such liabilities.

          (e) ACCOUNTING AND FINANCIAL RECORD PROCEDURES AND SYSTEMS. Manager shall establish and administer accounting procedures and controls, as well as systems for the development, preparation, and safekeeping of records and books of account relating to the business and financial affairs of the Hospital.

          (f) DEPOSITORY OF ACCOUNTS. Manager shall maintain accounts in such banks and other financial institutions as the Manager may from time to time select with such balances therein as Manager shall from time to time deem appropriate, taking into account the operating needs of the Hospital and the disbursements from such accounts of such amounts of the Hospital's funds as Manager shall from time to time determinate appropriate in the discharge of its responsibilities under this Agreement; provided, however, that Manager shall not, in any case, have any obligation to supply, out of its own funds, working capital for the Hospital.

          (g) PURCHASES AND LEASES. Manager shall purchase and lease equipment, drugs, supplies and all materials and services from the revenues of the Hospital which Manager, in its sole discretion, shall deem to be necessary in the operation of the Hospital.

          (h) QUALITY CONTROL. Manager shall implement, with Board (as defined in Section 4(a)) approval, quality control programs designed to meet standards imposed by applicable certifying and accrediting agencies in accordance with Board policies and resources available to Hospital.

          (i) QUARTERLY AND ANNUAL FINANCIAL STATEMENTS. Manager shall provide to Camelot, for its internal use, unaudited Hospital quarterly and annual financial statements which shall contain, among other things, statistics regarding occupancy, revenues, expenses, a profit and loss statement, a balance sheet and similar matters as well as such narrative explanation as Manager reasonably deems necessary. Quarterly statements shall be prepared no later than the close of business on the 45th day following the quarter for which the report is being made. Annual statements shall be prepared no later than the close of business on the 90th day following the annual period for which the report is being made.

          (j) MAINTENANCE OF RECORDS. In accordance with Section 1861(v)(1)(I) of the Social Security Act (42 U.S.C. ss.1395x(v)(1)(I)), Manager agrees to maintain for a period of not less than four (4) years after furnishing services pursuant to this Agreement, all books, documents and records necessary to verify the nature and extent of the costs of providing the services contemplated herein and to make such documents available to the Secretary of the United States Department of Health and Human Services, the Comptroller General of the United States, and any of their duly authorized representatives upon written request made in accordance with the criteria and procedures which the Secretary shall provide by regulation for access to books, documents, and records under the above federal law. In the event Manager enters into a subcontract to provide goods or services pursuant to this Agreement with a value of $10,000 or more, the subcontractor shall be required to provide access to its books, documents and records in accordance with the above statute.

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          (k)  COST REPORTS.  Manager  shall cause to be prepared,  on behalf of
Camelot, all Medicaid and Medicare cost reports necessary for reimbursement to the Hospital under the Louisiana Medicaid Program, the Federal Medicare Program and any other federal or state cost reimbursed health benefit programs. Camelot shall be solely responsible for timely filing cost reports for all services rendered during such time as Camelot is the licensee of the Hospital. In the event the Manager becomes the licensee of the Hospital, the Manager will assist Camelot in preparing and Camelot shall timely file the final cost report through the effective date of termination of this Agreement. Upon termination of this Agreement, the parties shall cooperate in providing the financial information necessary to prepare all cost reports required by the Medicare and Medicaid programs and all other applicable federal and state cost-reimbursed health benefit programs.

          (l) PERSONNEL SERVICES. Manager shall, on behalf of Camelot, hire, discharge, supervise and manage all employees of the Hospital, subject to and in accordance with policies and procedures duly approved by the Board. Manager shall determine, from time to time, the numbers and qualifications of employees needed in the various departments and services of the Hospital and shall establish, revise and administer the wage scales, rates of compensation, employee benefits, rates and conditions of employment, in-service training, attendance at seminars or conferences, staffing schedules, and job and position descriptions with respect all employees of the Hospital. Without limiting the foregoing, Manager shall hire an administrator, to be an employee of the Hospital who shall be the chief administrative officer of the Hospital. Camelot shall remain the sole employer of the Hospital personnel, and shall remain solely liable and responsible for withholding all sums for income tax, unemployment insurance, social security and any other withholding required pursuant to any law or requirement of any government body; provided, however, that Manager shall, from the Hospital's revenues and in accordance with the Hospital's customary payroll periods, pay the wages and salary of such personnel, less applicable withholdings, in accordance with Section 3 hereof. Camelot will indemnify and hold harmless the Manager, its shareholders, officers, directors, employees, agents, successors and assigns, from any and all loss or liability arising from its failure to make such payments, withholdings and benefits, if any.

     4.   OBLIGATIONS OF CAMELOT.

          (a) GOVERNANCE. The governing body of the Hospital (the "Board") shall retain all authority placed in it by applicable law, regulations, licensure and accreditation standards and the Hospital's bylaws, as may be amended from time to time, and shall retain such other authority as shall not have been specifically delegated by it to Manager pursuant to the terms of this Agreement or otherwise. Manager's designated representative shall be entitled to attend and participate in all Board meetings throughout the term of this Agreement. By entering into this Agreement, Camelot, as licensee of the Hospital, does not delegate to Manager any of Camelot's duties and responsibilities vested exclusively in the Board by law, and Manager shall undertake only such activities as permitted by law. The Board shall represent Camelot in matters pertaining to the interpretation of this Agreement; provided, however, that in any situation in which the Board shall be required or permitted to take any action, to give any approval, or to receive any report, Manager may rely upon the written statement of the Chairman of the Board, or other representative thereof who shall be designated in writing by the Board to act on its behalf under this Agreement (the "Designated Representative") to the effect that any

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such action or approval  has been taken or given.  Whenever  any action shall be subject to the approval of the Board, Manager shall be entitled to receive a decision of the Board within 15 days, or such shorter period as necessary to ensure compliance with applicable law and regulations and as designated by Manager in its notice, after notification of the proposed action shall have been delivered in writing to the Designated Representative.

          (b) MEDICAL STAFF. Camelot shall be responsible for maintaining the medical staff of the Hospital. The medical staff shall be organized and function according to its bylaws, as they may be amended from time to time. All medical and professional matters shall be the responsibility of the Board or its Designated Representative and the medical staff of the Hospital.

          (c) LICENSURE, CERTIFICATION AND ACCREDITATION. Camelot shall be solely responsible for maintaining the Hospital fully licensed and in good standing, and certified to participate in the Medicare and Medicaid programs as a rural hospital and the Cameron Campus, as a rural health clinic. Camelot shall further be responsible to maintain at all times, in good standing, all the licenses, accreditation and certification of the Hospital. If Camelot or Hospital receives notice, whether written or verbal, that Camelot or the Hospital is in violation of any license, certification or accreditation, or that any such license, certification or accreditation is in jeopardy, Camelot shall, within 24 hours' after receipt of same, provide written notice thereof to Manager, and Manager may immediately terminate this Agreement without notice.

          (d) PROVISION OF INFORMATION. Manager shall be given complete access to the Hospital, its records, offices and facilities, in order that it may carry out its obligations hereunder. Without limiting the foregoing, Camelot shall provide to Manager, true, correct and accurate copies of all historical and current financial, statistical and patient service information, data, materials, books, records and reports necessary or desirable for Manager to prepare all cost reports and financial statements required under Section 3 hereof, as well as for Manager, in accordance with Section 3 hereof, to properly bill for services and materials furnished by the Hospital, to collect accounts and monies owed to the Hospital and, on behalf of Hospital, to pay accounts and indebtedness of the Hospital.

          (e) FINANCIAL STATEMENTS AND TAX RETURNS. Camelot shall be solely responsible for retaining an accounting and/or auditing firm to prepare and, if required by applicable law or regulation, timely file the Hospital's financial statements with applicable governing bodies and timely file the Hospital's federal and state income, payroll, property and other tax returns. Manager shall have full access to Camelot's accounting firm and Camelot shall advise its accountant to cooperate fully with Manager and provide all information Manager may request.

          (f) CREDITORS. Camelot shall maintain the sole and absolute control over, and shall have sole responsibility for, all existing liabilities, indebtedness and obligations of the Hospital and which are in existence on the Effective Date or which arise from events occurring prior to the Effective Date. Furthermore, Camelot and/or the Hospital, as applicable, shall be solely responsible for the payment, discharge and performance of all liabilities, indebtedness and obligations that relate to the Hospital whether existing on the date hereof or arising hereafter, except for such customary and ordinary payments of the Hospital to be made from the Hospital's revenues, in accordance with Section 3(d) hereof. The Manager is not assuming any liability or obligation of Camelot or the Hospital and will not pay, discharge, perform or otherwise be liable for any liabilities, indebtedness or obligations that relate

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to the  Hospital  or  Camelot  whether  existing  on the date  hereof or arising hereafter, except for such payments to be made, from the Hospital's revenues, in accordance with Section 3(d) hereof. All such liabilities and obligations shall be retained by and remain obligations and liabilities of Camelot and the Hospital. Without limiting the generality of the foregoing, Camelot shall be responsible for the negotiation, payment and/or compromise of any prior taxes, charges, fees, levies or other assessments imposed by any federal, state, local taxing authority, incurred, or attributed to Camelot or the Hospital, including, but not limited to, income, excise, property, ad valorem, sales, transfer, franchise, payroll, withholding, social security or other taxes, including any interest, penalties or additions attributable thereto, as well as to any payments to the Medicare and Medicaid programs, and other applicable federal or state benefit programs.

          (g) EXISTING ACCOUNTS RECEIVABLE. Manager shall not acquire any ownership or control over, and this Agreement shall not be interpreted or construed to grant the Manager any ownership or control over, the accounts receivable existing as of the Effective Date or any of the proceeds therefom, and such accounts receivable and any proceeds therefrom shall be the sole and exclusive property of Camelot and the Hospital, and Camelot and Hospital shall retain sole control (including, without limitation, decisions on the allocation and use of such monies) over said accounts receivable and any proceeds therefrom.

          (h) CONTRACTS. Camelot and/or the Hospital, as applicable, shall be solely responsible for its compliance with any agreements and contracts to which Camelot and/or the Hospital is a party, including, without limitation, those certain Escrow and Special Escrow Agreements dated October 20, 2003 by and between, among others, Camelot and the District, as well as any plans or arrangements between Camelot and/or the Hospital and the Medicare and Medicaid programs. If Camelot or Hospital receives notice, whether written or verbal, that Camelot or the Hospital is in violation of any agreement, contract, plan or arrangement to which it is a party, Camelot shall, within 24 hours' after receipt of same, provide written notice thereof to Manager, and Manager may immediately terminate this Agreement without notice.

          (i) PURCHASE AND SALE OF HOSPITAL. As a material inducement for Manager to enter into this Agreement and to perform the management services set forth in this Agreement, Camelot hereby agrees that upon written request from Manager, and in accordance with such reasonable terms and conditions supplied to Camelot by Manager (including, without limitation, reasonable closing date and fair price), it shall sell, transfer and assign to Manager such of its assets including, without limitation the sale of any accounts receivable and/or the assignment of the Lease, as Manager determines in its sole discretion. The purchase price for any such assets selected by the Manager shall be determined by an independent third party appraiser selected by the Manager to determine the value of the asset(s). The closing of any transaction shall be consummated at 11:59 p.m. on the day before the Hospital is scheduled to undergo a survey for Manager to obtain a new hospital license issued by the Louisiana Department of Health and Hospitals and a new Medicare provider number issued by the Centers for Medicare & Medicaid Services to operate the Hospital as a new 49 bed acute care or critical access hospital in the Hospital facilities. Without limiting the foregoing, approvals of all applicable federal and state agencies to operate the Hospital and rural health clinic and to receive reimbursement from Medicare, Medicaid and other third party payors shall be a condition precedent to closing

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the  transaction,  unless waived by Manager.  The purchase  price shall be paid, within thirty (30) days of closing, 100% in restricted common stock of Pacer Health Corporation.

          (j) APPLICATION FOR CHANGE OF OWNERSHIP. Camelot acknowledges and agrees that upon execution hereof, Manager will apply with the applicable federal, state and local agencies for all necessary licenses, permits and certifications required to operate the Hospital as the licensee thereof and to participate in the Medicare and Medicaid programs. Camelot shall use its best efforts to assist Manager in applying for the licenses required to operate the Hospital and to reflect the Hospital's change of ownership. Without limiting the foregoing, Camelot shall execute such documents and provide to Manager such information as may be necessary or desirable for Manager to timely file its licensing and other required applications with the State of Louisiana (or applicable agency thereof) and the federal Medicare program in accordance with applicable laws and regulations.

     5.  MANAGER'S COMPENSATION FOR SERVICES

         (a) RETAINER. As a material inducement for Manager to enter into this Agreement, Camelot shall pay to Manager upon its execution of this Agreement a non-refundable fee of Sixty Thousand Dollars ($60,000).

          (b) MANAGEMENT FEE. As compensation for the services rendered by Manager during the term of this Agreement, Manager shall be paid a fixed management fee of $25,000 per month, payable on the 15th day of each month for the services rendered in the immediately preceding month.

          (c) BILLING AND COLLECTION. In consideration for Manager billing and collecting for services and materials furnished by the Hospital prior to the Effective Date and for accounts and monies owed to the Hospital, as a result of such services and materials furnished by the Hospital prior to the Effective Date, Camelot shall pay to Manager a fee equal to twenty percent (20%) of such amounts collected by Manager.

          (d) ACQUISITION OF FUTURE RECEIVABLE. Manager shall be responsible for billing for services and materials furnished by the Hospital after the Effective Date and for the collection of accounts and monies owed to the Hospital after the Effective Date, including the responsibility to enforce the rights of the Hospital as creditor under any contract or in connection with the rendering of any services; provided, however, that upon collection thereof, same shall be irrevocably transferred to and acquired by Manager, and Manager shall be the sole owner of such accounts (to the extend permitted by law) and proceeds thereof. Notwithstanding the foregoing, the Manager shall remain responsible for the payment of the obligations of the Hospital as set forth in 3(d), payable from such collected accounts or proceeds thereof, but nothing herein shall require Manager to pay any obligations which exceed the amounts so collected by Manager.

          (e) ADVANCES BY MANAGER. Manager may, but shall not be required to, advance funds for the operation of the Hospital in the event the revenues of the Hospital are insufficient to meet operating expenses incurred subsequent to the Effective Date. All funds advanced shall be treated as a loan and evidenced by a loan and security agreement and note, in such form as provided by Manager,

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executed by Camelot and secured by the assets,  including,  without  limitation, all accounts receivable accrued, and the proceeds therefrom, of the Hospital subsequent to the Effective Date. The loan and security agreement and note and financing documents shall be referred to collectively as the "Financing Agreements". Except as otherwise required by law, Manager shall be entitled to and shall have all right, title and interest to any and all payments due from the United States Government under the Medicare Program, the State of Louisiana Medicaid Program, all patients and responsible parties, Health Plans and other third party payors, arising out of the operation of the Hospital subsequent to the Effective Date. Camelot shall promptly account and pay Manager all monies paid to or received by Camelot for services performed after the Effective Date. Manager shall promptly account and pay Camelot all monies paid to or received by Manager for services performed on or before Effective Date. Each party shall cooperate, at no cost or expense to such cooperating party, in all reasonable respect with the other party's efforts to collect its accounts receivable.

     6. INSURANCE. Camelot agrees to provide such commercially reasonable insurance coverage for the Hospital as required by the Manager, based on the scope of operations of the Hospital, and naming Manager and its appropriate affiliates, their agents, servants, employees, officers and directors as additional named insureds. Without limiting the foregoing, Camelot shall secure and maintain worker's compensation and employer's liability insurance, comprehensive general and professional liability (including, personal injury, products and completed operations liability, blanket automobile liability) insurance, each in such amounts as required by Manager. At all times, Camelot shall maintain insurance on the Hospital buildings, furnishings, and equipment against loss or damage by fire, flood, lightning, wind storm, explosion, vehicle and smoke damage in the amount of their full insurance values.

     7. INDEMNITY. Camelot shall indemnify and hold Manager and its affiliates harmless from any and all demands, claims, losses and expenses, including, without limitation, reasonable attorney's fees caused by or resulting from (i) the negligent or intentional acts or omissions of the Hospital or Camelot or any employee thereof or of any member of the Board or the medical staff; and (ii) existing or future obligations, liabilities or debts of the Hospital or Camelot.

     8.   TERM AND TERMINATION

          (a) TERM. The term of this Agreement shall be for a period of one (1) year commencing on the Effective Date.

          (b) BY CAMELOT. Camelot shall have the right to terminate this Agreement for cause by providing Manager with not less than one hundred eighty
(180) days' advance written notice. In no event shall this Agreement be terminated by Camelot without cause. Cause, for the purposes of this Agreement, shall be limited to the following:

               (i) Manager fails to make the payments required under the Lease, unless otherwise excused by the District; or

               (ii) Manager fails to pay withholding taxes when due to the Internal Revenue Service with respect to payroll expenses incurred subsequent to the Effective Date; or

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               (iii)  the State of Louisiana  (or an applicable agency  thereof)
revokes the license of the Hospital; or

               (iv) the Centers for Medicare and Medicaid de-certifies the Hospital for participation in the Medicare program or suspends payment.

          (c) BY MANAGER. Manager may terminate this Agreement immediately with cause for breach of this Agreement by Camelot provided that Manager shall have provided Camelot with notice stating with particularity the nature of the breach which breach has not been cured within two (2) days of receipt of such notice. Manager may terminate this Agreement with or without cause by providing Camelot with not less than thirty (30) days advance written notice.

         In the event Camelot attempts to terminate this Agreement with or without cause, other than as set forth in Section 8(a) above, Manager shall be entitled to injunctive relief, upon the payment of a bond in the amount of $1,000 or such greater amount required by law, immediate payment of all sums advanced by Manager for the operations of the Hospital pursuant to the Financing Agreements, and payment in full of all Management Fees accrued but unpaid. In addition, Camelot shall pay the attorneys' fees and costs incurred by Manager in enforcing Manager's rights pursuant to this Section 8(b). All amounts unpaid within five (5) days of the effective date of termination shall bear interest at the rate of the lesser of: (i) eighteen percent (18%) per annum or (ii) the highest interest rate permitted law, until paid in full.

          (d) PURCHASE AND SALES OF ASSETS OF HOSPITAL. This Agreement shall terminate upon the closing of the purchase and sale of certain assets of the Hospital from Camelot to Manager, as contemplated by Section 4 hereof.

          (e) LIMITATION OF LIABILITY. The liability of Manager for failure to perform its obligations hereunder, absent gross or willful negligence, shall be limited to the amount of Management Fees paid to Manager pursuant to this Agreement in excess of its actual costs, it being expressly understood and agreed that Manager shall perform its duties hereunder under the auspices of Camelot, as licensee of the Hospital.

          (f) EFFECT OF TERMINATION. Upon termination of this Agreement the parties shall have no further obligations as of the effective date of termination and shall be entitled solely to the rights which accrued prior to the effective date of termination. Without limiting the foregoing, Manager shall be responsible for expenses and shall be entitled to all cash on hand, accounts receivable, and proceeds therefrom which accrued subsequent to the Effective Date through the effective date of termination.

     9. REPRESENTATIONS AND WARRANTIES OF CAMELOT. As a material inducement for Manager to enter into this Agreement and for the performance of its obligations under this Agreement, Camelot represents and warrants to Manager the following:

          (a) ORGANIZATION. Camelot is a limited liability company duly organized, validly existing and in good standing under the laws of Louisiana. Camelot has the power and authority to lease and operate the Hospital and to the carry on the business as now conducted.

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

          (b) AUTHORITY. Camelot has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by Camelot. This Agreement has been duly and validly executed and delivered by Camelot and constitutes the legal, valid and binding agreement of Camelot, enforceable against Camelot in accordance with its terms.

          (c) NO VIOLATIONS. The execution and delivery of this Agreement and the consummation and compliance with the transactions contemplated hereunder and thereunder by Camelot shall not, directly or indirectly (with or without notice or the lapse of time or both): (i) contravene, conflict with, or result in a violation of any provision of Camelot's governing documents or the resolutions adopted by the Board of Directors of Camelot; (ii) contravene, conflict with or result in the breach of any agreement to which Camelot is a party or by which it is bound, or (iii) violate, or give any person the right to obtain any relief or exercise any remedy under, any applicable law to which Camelot is subject.

          (d) CONSENTS AND APPROVALS. There is no requirement applicable to Camelot to make any filing with, or to obtain any permit, authorization, license, consent or approval of, any governmental or regulatory authority as a condition to the lawful consummation of the transactions contemplated by this Agreement. Camelot has all power and responsibility required by the State of Louisiana to be retained and exercised by the holder of the license for operation of the business of the Hospital as currently being conducted.

          (e) LICENSING. Camelot shall take all steps necessary to keep the Hospital fully licensed and in good standing, and certified to participate in the Medicare and Medicaid programs as a rural hospital and rural health clinic. Camelot shall maintain at all times in good standing all the licenses, accreditation and certification of the Hospital, and Camelot shall not take any actions to jeopardize or breach Medicare, Medicaid and other third party reimbursement agreements.

          (f) FURTHER ASSURANCES. Camelot shall take all actions and to do all things necessary or desirable under applicable law to perform its obligations under this Agreement and to enable Manager to perform its respective obligations under this Agreement. Camelot agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable in order to implement expeditiously the actions contemplated by this Agreement.

          (g) COMPLIANCE WITH LAWS. Camelot shall abide by all laws, ordinances, rules and regulations of state, local or federal governments pertaining to Camelot's ownership and operation of the Hospital and to its performance of this Agreement.

     10. STATUS OF THE PARTIES. In the performance of their respective duties and obligations hereunder, Manager shall be and is acting as an independent contractor. Camelot and Manager agree that each party hereto is neither the employee, employer, principal, nor the agent of the other. Furthermore, nothing herein contained shall be construed to constitute a joint venture or partnership between the parties. Camelot shall neither have nor exercise any control or direction over the methods buy which Manager performs its services hereunder, it

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

being agreed that said services are at all times to be performed in strict accordance with currently approved methods and practices.

     11.  MISCELLANEOUS.

          (a) FORCE MAJEURE. Neither party shall be liable for any delay or failure to perform hereunder due to floods, riots, strikes, freight embargoes, acts of God, acts of war or hostilities of any nature, laws or regulations of any government (whether foreign or domestic, federal, state, county or municipal) or any other similar cause beyond the reasonable control of the party affected. It is understood that lack of financial resources shall not be deemed a cause beyond a party's control. A party relying on such an event to excuse its performance hereunder shall, as soon as reasonably possible, notify the other party in writing of the nature of that event and the prospects for that party's future performance and shall thereafter, while that event continues, respond promptly and fully in writing to all reasonable requests for information from the other party relating to that event and those prospects.

          (b) WAIVERS AND AMENDMENTS. The delay or failure by either party to exercise or enforce any of its rights under this Agreement shall not constitute or be deemed a waiver of that party's right thereafter to enforce those rights, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. No amendment or waiver of any provision of this Agreement shall be effective unless it is in writing, and the writing makes specific reference to this Section 10, and it is signed by the party against which it is sought to be enforced.

          (c) SEVERABILITY. If any provision of this Agreement is held to be void, the remaining provisions shall remain valid and shall be construed in such a manner as to achieve their original purposes in full compliance with the applicable laws and regulations.

          (d) SOLE AGREEMENT. This Agreement is intended to be the sole and complete statement of the obligations and rights of the parties as to all matters covered by this Agreement, and supersedes all previous understandings, agreements, negotiations and proposals relating thereto.

          (e) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. This Agreement shall not be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

          (f) WRITTEN COMMUNICATIONS. All notices, orders and other communications provided for hereunder shall be in writing and shall be delivered by hand delivery, next day delivery by an express courier services, of facsimile as to each party hereto, at its address set forth on the first page of this Agreement and or at such other address as shall be designated by such party in a written notice to the other party, and to the party executing this Agreement on such party's behalf. All such communications shall be effective as follows: (i) when delivered, if by hand delivery; (ii) next day, if by next day deliver by express courier; or (iii) upon electronic confirmation of transmission, if by facsimile.

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

          (g) EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          (h) EFFECT OF HEADINGS. The headings to the Articles, Sections and Exhibits of this Agreement shall not affect the construction of this Agreement.

          (i)  ATTORNEYS'  FEES.  If  either  party  commences  any   action  or
proceeding against the other party to enforce this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party the actual attorneys' fees, costs and expenses incurred by such prevailing party in connection with such action or proceeding and in connection with enforcing any judgment or order thereby obtained.

          (j) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of Louisiana, excluding any conflicts of law rules requiring the application of the substantive law of any other jurisdiction.

          (k) THIRD PARTY BENEFICIARIES. Nothing contained in this Agreement, whether expressed or implied shall be deemed to confer any rights or remedies (including, without limitation, third party beneficiary rights) upon, or obligate either party to, any third person or entity.

          (l) MODIFICATION OF TERMS. To the extent any provision hereof is deemed by a court of law or other governmental entity to violate, on its face or in practice, any federal, state or local law, rule, regulation, policy, procedure or interpretation thereof (collectively, "Law"), then such provision shall be modified by mutual agreement of the parties hereto to the extent necessary in order to make such provision or the application thereof to comply with such Law.

          (m) CHANGE OF CIRCUMSTANCES. In the event any federal, state or local legislative or regulatory authority adopts any Law which, in the reasonable determination of either Manager or Camelot, based on the advice of legal counsel (which such advice shall be in writing and furnished to the other party) is more likely than not to require a material change in the manner of either party's operations or obligations under this Agreement, then, upon the circumstances, the parties shall enter into good-faith negotiations for the purpose of establishing such amendments or modification to this Agreement, and any other agreement to which the parties may be a party, as may be appropriate in order to accommodate the new requirement and change of circumstances while preserving the original intent of this Agreement to the greatest extent possible. In the event that within the period of 90 days following the date notice is first given by one party hereunder to the other that a material change in the manner of either party's operations under this Agreement is required, the parties have not agreed to amend or modify this Agreement, or any other agreement to which the parties hereto may be a party, then upon 30 days notice thereafter by either party to the other, this Agreement may be terminated without incurring any liability as a result thereof.

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


     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly authorized representatives on the date first set forth above.


                                     CAMELOT SPECIALTY HOSPITAL OF
                                       CAMERON, L.L.C.

                                     By: /s/ Robert R. Hicks
                                         -----------------------------
                                     Name:   Robert R. Hicks
                                     Title:  President


                                     PACER HEALTH MANAGEMENT
                                       CORPORATION


                                     By: /s/ David L. Byrns
                                         -----------------------------
                                     Name:   David L. Byrns
                                     Title:  Vice President of Finance



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